EXHIBIT 99.1

International Assets Reports $4.0 Million Earnings for Second Quarter of Fiscal 2009

NEW YORK, May 11, 2009 (GLOBE NEWSWIRE) -- International Assets Holding Corporation ('the Company') (Nasdaq:IAAC) today announced its fiscal 2009 second quarter financial results, which are set out in the table below. Sean O'Connor, CEO, stated, "The Company has produced strong results in difficult market conditions. While the good first quarter was driven by excellent results in the equities business, the second quarter results were driven by our foreign exchange and commodities businesses, proving the value of our diversification strategy. We are very pleased with the marked-to-market return on average equity of 21% for the first six months of fiscal 2009."

  (Unaudited)                           Three Months Ended March 31,
 (In millions, except share and     ----------------------------------
  per share amounts)                   2009        2008      % Change
                                    ----------  ----------  ----------
  Total operating revenues          $     27.1  $     32.7       (17)%
  Interest expense                         2.3         2.8       (18)%
                                    ----------  ----------  ----------
  Net revenues                            24.8        29.9       (17)%
  Compensation and benefits               10.4        11.0        (5)%
  Clearing and related expenses            5.0         3.9        28%
  Other non-interest expenses              4.3         3.5        23%
                                    ----------  ----------  ----------
  Total non-interest expenses             19.7        18.4         7%
                                    ----------  ----------  ----------
  Income before income tax and
   minority interest                       5.1        11.5       (56)%
  Income tax expense                       0.8         4.3       (81)%
  Loss from discontinued
   operations, net of taxes                 --         0.7      (100)%
  Minority interest in income of
   consolidated entities                   0.3         0.5       (40)%
                                    ----------  ----------  ----------
  Net income                        $      4.0  $      6.0       (33)%
                                    ----------  ----------  ----------

  Earnings per share:
    Basic                           $     0.46  $     0.71       (35)%
    Diluted                         $     0.44  $     0.64       (31)%
  Weighted average number of common
   shares outstanding:
    Basic                            8,873,440   8,437,124         5%
    Diluted                          9,898,873   9,940,890        (0)%

  Segmental Operating Revenues
   (non-GAAP) reconciliation:
  Total operating revenues, as
   reported (GAAP)                  $     27.1  $     32.7       (17)%
    Gross marked-to-market
    adjustment                             0.4        (2.5)       (a)
                                    ----------  ----------  ----------
  Adjusted operating revenues
   (non-GAAP) (b)                   $     27.5  $     30.2        (9)%
                                    ----------  ----------  ----------

  Represented by:
    International equities
     market-making                  $      6.9  $      8.5       (19)%
    Foreign exchange trading               8.0         5.3        51%
    Commodities trading (adjusted,
     non-GAAP)                             8.9         9.4        (5)%
    International debt capital
     markets                               0.5         1.0       (50)%
    Asset management                       3.2         5.3       (40)%
    Other                                   --         0.7      (100)%
                                    ----------  ----------  ----------
  Adjusted operating revenues
   (non-GAAP) (b)                   $     27.5  $     30.2        (9)%
                                    ----------  ----------  ----------

  Net Income (non-GAAP)
   reconciliation:
    Net income, as reported (GAAP)  $      4.0  $      6.0       (33)%
    Gross marked-to-market
     adjustment                            0.4        (2.5)       (a)
    Pro forma tax effect at 37.5%         (0.1)        0.9        (a)
                                    ----------  ----------  ----------
  Adjusted, pro forma net income
   (non-GAAP) (c)                   $      4.3  $      4.4        (2)%
                                    ----------  ----------  ----------

  Adjusted EBITDA (non-GAAP)
   reconciliation:
    Net income, as reported (GAAP)  $      4.0  $      6.0       (33)%
    Minority interests                     0.3         0.5       (40)%
    Income tax                             0.8         4.3       (81)%
    Depreciation and amortization          0.3         0.2        50%
    Interest expense                       2.3         2.8       (18)%
    Interest income                       (0.6)       (0.7)      (14)%
    Gross marked-to-market
     adjustment                            0.4        (2.5)       (a)
                                    ----------  ----------  ----------
  Adjusted EBITDA (non-GAAP) (d)    $      7.5  $     10.6       (29)%
                                    ----------  ----------  ----------

  (Unaudited)
 (In millions, except share and         Six Months Ended March 31,
  per share amounts)                ----------------------------------
                                       2009        2008      % Change
                                    ----------  ----------  ----------
  Total operating revenues          $     56.7  $     74.7       (24)%
  Interest expense                         4.6         5.8       (21)%
                                    ----------  ----------  ----------
  Net revenues                            52.1        68.9       (24)%
  Compensation and benefits               24.0        21.6        11%
  Clearing and related expenses            9.9         7.7        29%
  Other non-interest expenses              7.1         6.0        18%
                                    ----------  ----------  ----------
  Total non-interest expenses             41.0        35.3        16%
                                    ----------  ----------  ----------
  Income before income tax and
   minority interest                      11.1        33.6       (67)%
  Income tax expense                       3.3        12.5       (74)%
  Loss from discontinued operations,
   net of taxes                             --         0.9      (100)%
  Minority interest in income of
   consolidated entities                   0.5         1.3       (62)%
                                    ----------  ----------  ----------
  Net income                        $      7.3  $     18.9       (61)%
                                    ----------  ----------  ----------

  Earnings per share:
    Basic                           $     0.82  $     2.26       (64)%
    Diluted                         $     0.78  $     1.97       (60)%
  Weighted average number of common
   shares outstanding:
    Basic                            8,864,298    8,362,265        6%
    Diluted                          9,972,697    9,945,082        0%

  Segmental Operating Revenues
   (non-GAAP) reconciliation:
  Total operating revenues, as
   reported (GAAP)                  $     56.7  $     74.7       (24)%
    Gross marked-to-market
     adjustment                            1.8       (15.8)       (a)
                                    ----------  ----------  ----------
  Adjusted operating revenues
   (non-GAAP) (b)                   $     58.5  $     58.9        (1)%
                                    ----------  ----------  ----------

  Represented by:
    International equities
     market-making                  $     25.4  $     17.4        46%
    Foreign exchange trading              13.3        11.6        15%
    Commodities trading (adjusted,
     non-GAAP)                            16.5        14.6        13%
    International debt capital
     markets                               1.2         2.1       (43)%
    Asset management                       2.4        12.0       (80)%
    Other                                 (0.3)        1.2        (a)
                                    ----------  ----------  ----------
  Adjusted operating revenues
   (non-GAAP) (b)                   $     58.5  $     58.9        (1)%
                                    ----------  ----------  ----------

  Net Income (non-GAAP)
   reconciliation:
    Net income, as reported (GAAP)  $      7.3  $     18.9       (61)%
    Gross marked-to-market
     adjustment                            1.8       (15.8)       (a)
    Pro forma tax effect at 37.5%         (0.6)        6.0        (a)
                                    ----------  ----------  ----------
  Adjusted, pro forma net income
   (non-GAAP) (c)                   $      8.5  $      9.1        (7)%
                                    ----------  ----------  ----------

  Adjusted EBITDA (non-GAAP)
   reconciliation:
    Net income, as reported (GAAP)  $      7.3  $     18.9       (61)%
    Minority interests                     0.5         1.3       (62)%
    Income tax                             3.3        12.5       (74)%
    Depreciation and amortization          0.5         0.5         0%
    Interest expense                       4.6         5.8       (21)%
    Interest income                       (1.4)       (1.1)       27%
    Gross marked-to-market
     adjustment                            1.8       (15.8)       (a)
                                    ----------  ----------  ----------
  Adjusted EBITDA (non-GAAP) (d)    $     16.6  $     22.1       (25)%
                                    ----------  ----------  ----------

Condensed consolidated financial statements will be included in the Company's Form 10-Q to be filed with the SEC. The Form 10-Q will also be made available on the Company's website at www.intlassets.com.

 a) Comparison not meaningful.
 b) Adjusted Operating Revenue is a non-GAAP measure that represents operating revenues adjusted by marked-to-market differences in the
    Company's commodities segment, as shown in the table.  The table above reflects all reconciling items between the GAAP Operating
    Revenues and non-GAAP Adjusted Operating Revenues.  For a full discussion of management's reasons for disclosing these
    adjustments, see 'Item 2. Management's Discussion and Analysis of
    Financial Condition and Results of Operation' in the Form 10-Q for
    the quarter ended March 31, 2009.
 c) Adjusted, pro forma net income is a non-GAAP measure that represents net income adjusted by pro forma, after-tax marked-to-
    market differences in the Company's commodities segment.  The table above reflects all reconciling items between the GAAP Net
    Income and non-GAAP Adjusted Pro Forma Net Income.
 d) Adjusted EBITDA is a non-GAAP measure.  The table above shows a calculation of Adjusted EBITDA.

About International Assets Holding Corporation (Nasdaq:IAAC)

International Assets Holding Corporation and its subsidiaries (the 'Company') form a financial services group focused on select international securities, foreign exchange and commodities markets. We commit our capital and expertise to market-making and trading of international financial instruments, currencies and commodities. The Company's activities are currently divided into five functional areas -- international equities market-making, international debt capital markets, foreign exchange trading, commodities trading and asset management. Additional information regarding the Company is available on the Company's website at www.intlassets.com.

The International Assets Holding Corporation logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=5024

Forward-Looking Statements

Certain statements in this document may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve known and unknown risks and uncertainties, many of which are beyond the Company's control, including adverse changes in economic, political and market conditions, losses from the Company's market-making and trading activities arising from counterparty failures and changes in market conditions, the possible loss of key personnel, the impact of increasing competition, the impact of changes in government regulation, the possibility of liabilities arising from violations of federal and state securities laws and the impact of changes in technology in the securities and commodities brokerage industries. Although the Company believes that its expectations with respect to the forward-looking statements are based upon reasonable assumptions, there can be no assurances that the actual results, performance or achievement of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements.

CONTACT:  International Assets Holding Corporation
          Scott Branch, President
          (888) 345-4685 x 335